CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 33-46953) of Lynch Corporation of our report dated March 27, 1997, with respect to the consolidated financial statements and schedules of Lynch Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1996.

                                         /s/ Ernst & Young LLP

Stamford, Connecticut
March 27, 1997


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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 5, 1996 on The Morgan Group, Inc., which is incorporated by reference into The Morgan Group, Inc.'s Form 10-K for the year ended December 31, 1996, into The Morgans Group Inc.'s previously filed Registration Statements on Form S-8 (Registration Nos. 33-72996, 33-72998), as an exhibit in Lynch Corporation's Form 10-K for the year ended December 31, 1996, into Lynch Corporation's previously filed Registration Statement on Form S-8 (Registration No. 33-46953). It should be noted that we have not audited any financial statements of The Morgan Group, Inc. subsequent to December 31, 1995 or preformed any audit procedures subsequent to the date of our report.


ARTHUR ANDERSEN LLP


Chicago, Illinois
March 27, 1997

                     CONSENT OF INDEPENDENT ACCOUNTANTS



To The Board of Directors
Capital Communications Company, Inc.
Bronxville, New York

     We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 29, 1997 on the financial statements of Capital Communications Company, Inc. which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December
31, 1996.

                                         McGladrey & Pullen, LLP

New York, New York
March 28, 1997

                        CONSENT OF INDEPENDENT ACCOUNTANTS


To the Partners
Coronet Communications Company
Bronxville, New York

     We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 24, 1997 on the financial statements of Coronet Communications Company which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1996.


                                         McGladrey & Pullen, LLP


New York, New York
March 28, 1997

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-46953 of Lynch Corporation on Form S-8 of our report dated February 21, 1997 relating to the financial statements of Central Products Company (not represented separately herein), appearing in this Annual Report on Form 10-K of Lynch Corporation for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
March 28, 1997


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                 CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Managers
CLR Videom L.L.C.
Wetmore, Kansas


     We hereby consent to the incorporation by reference in the previously filed Registration Statement No. 33-46953 on Form S-8 (Registration Statement No. 33-46953) of our report dated January 29, 1997 on the financial statements of CLR Video, L.L.C. which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1996.


Frederick & Warinner

Lenexa, Kansas
March 28, 1997

CONSENT OF INDEPENDENT ACCOUNTANTS

March 28, 1997

To the Board of Directors
Dunkirk & Fredonia Telephone Company
Fredonia, New York 14063

We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registrations No. 33-46953) of our report, dated January 31, 1997 on the financial statements of Dunkirk & Fredonia Telephone Company which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1996.

JOHNSON, MACKOWIAK, MOORE & MYOTT, LLP
Fredonia, New York